BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 29, 2018 to the Statement of Additional Information (“SAI”) of the Funds,

dated May 1, 2018, as supplemented to date

The following change is made to the SAI:

The section of the SAI entitled “Additional Information — Custodians” is deleted in its entirety and replaced with the following:

Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Company’s custodian except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as custodian for assets of BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0818